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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (Date earliest event reported)   January 20, 1998
                                              ---------------------------------

                                 ECOMAT, INC.
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            (exact name of registrant as specified in its charter)


                                   DELAWARE
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                (State or other jurisdiction of incorporation)


        0-21613                                             13-3865026
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(Commission File Number)                           (IRS Employer Identification
                                                              Number)


               147 Palmer Avenue, Mamaroneck, NY          10543
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(Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, Including Area Code:   (914) 777-3600
                                                    ---------------------------

                                     N/A
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        (Former name or former address, if changed since last report)

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Item 5.   Other Events.

          Diane Weiser has resigned as President and Chief Executive Officer of the Company effective immediately. The Company's Board of Directors has appointed a Special Committee to conduct a search for a new President and a new Chief Executive Officer of the Company.




                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                          ECOMAT, INC.


                                     By: /s/ Yuri Lumelsky
                                         ---------------------------------
                                         Name: Yuri Lumelsky
                                         Title: Vice President, Technology

Dated:  January 23, 1998


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